EXHIBIT l0.a

                          THE WASHINGTON TRUST COMPANY
              SUPPLEMENTAL PENSION BENEFIT AND PROFIT SHARING PLAN

                            Effective November 1,1994

                                TABLE OF CONTENTS

ARTICLE I - NAME, PURPOSE, AND EFFECTIVE DATE
      1.01    Name and Purpose
      1.02    Effective Date

ARTICLE II - DEFINITIONS
      2.01    Board
      2.02    Code
      2.03    Compensation
      2.04    Effective Date
      2.05    Employee
      2.06    Employer
      2.07    Participant
      2.08    Plan Administrator
      2.09    Plan
      2.10    Pension Plan
      2.11    Profit Sharing Plan
      2.12    Profit Sharing Plan Restrictions
      2.13    Supplemental Pension Plan Benefit
      2.15    Supplemental Profit Sharing Plan Benefit

ARTICLE III   - ELIGIBILITY
      3.01    Participation

ARTICLE IV - SUPPLEMENTAL PENSION PLAN BENEFITS
      4.01    Amount of Supplemental Retirement Plan Benefits
      4.02    Distributions of Supplemental Retirement Plan Benefit
      4.03    Commencement of Payment of Supplemental Pension Plan Benefit
      4.04    Death Benefit

ARTICLE V - SUPPLEMENTAL PROFIT SHARING PLAN BENEFITS
      5.01    Supplemental Profit Sharing Plan Contributions
      5.02    Distributions of Supplemental Profit Sharing Plan Benefits
      5.03    Commencement of Payment of Supplemental Profit Sharing Plan
              Benefits
      5.04    Death Benefit

ARTICLE VI - VESTING
      6.01    Vesting

ARTICLE VII - FUNDING
      7.01    Funding

ARTICLE VIII - ADMINISTRATION
      8.01    Duties of the Plan Administrator
      8.02    Finality of Decisions

ARTICLE IX - MISCELLANEOUS
      9.01    Non-Guarantee of Employment
      9.02    Rights under Plan
      9.03    Amendments/Termination
      9.04    Nonassignability
      9.05    Entire Agreement; Successors
      9.06    Successor Employer
      9.07    Governing Law


                                    ARTICLE I

                        NAME, PURPOSE AND EFFECTIVE DATE

1.01     NAME AND PURPOSE

The supplemental retirement plan set forth herein shall be known as The Washington Trust Company Supplemental Pension Benefit and Profit Sharing Plan (the "Plan"). The Plan is established, and shall be maintained, solely for the purpose of providing supplemental pension and profit sharing benefits which are not provided under The Washington Trust Company Pension Trust and The Washington Trust Company Profit Sharing Plan for certain Participants. The Plan is unfunded and maintained prirnarily for the purpose of providing deferred compensation for certain Participants who are highly compensated employees.

1.02    EFFECTIVE DATE

This Plan shall be effective November 1, 1994. This Plan shall apply to Participants who retire or terminate their employment with the Employer after the Effective Date.


                                   ARTICLE II

                                   DEFINITIONS

When used herein, the following terms defmed hereinafter shall have the following meanings unless a different meaning is clearly required by the context of the Plan:


2.01 "Board" means the Board of Directors of the Employer.


2.02 "Code" means the Internal Revenue Code of 1986, as amended from time to time. Reference to a specific provision of the Code shall include such provision, any valid regulation or ruling promulgated thereunder, and any provision of future law that amends, supplements, or supersedes such provision.

2.03 "Compensation" means, with respect to an eligible Employee, "Compensation" as defmed in Section 1.12 of the Pension Plan with respect to the determination of a supplemental pension benefit and "Compensation" as defmed in Section 2.11 of the Profit Sharing Plan with respect to the determination of a supplemental profit sharing benefit.

2.04 "Effective Date" means November 1, 1994.

2.05 "Employee" means any person employed by the Employer.

2.06 "Employer" means The Washington Trust Company and any subsidiary and/or affiliated corporation which has adopted this Plan.

2.07 "Participant" means an Employee who has become a Participant in this Plan in the manner set forth in Article III.

2.08 "Plan Administrator" means The Washington Trust Company, or its duly authorized representative.

2.09 "Plan" means The Washington Trust Company Supplemental Pension Benefit and Profit Sharing Plan as set forth herein.

2.10 "Pension Plan" means The Washington Trust Company Pension Trust, as in effect on November 1, 1994 or as amended thereafter from time to time.

2.11 "Profit Sharing Plan" means The Washington Trust Company Profit Sharing Plan as in effect on November 1, 1994 or as amended thereafter from time to time.

2.12 "Profit Sharing Plan Restrictions" means the linuts imposed under Section 401(a)(17) of the Code on the amount of employer matching contribution made in accordance with Section 4.06 of the Profit Sharing Plan.

2.13 "Supplemental Pension Plan Benefit" means the benefit payable under Article IV of the Plan.

2.14  "Supplemental  Profit  Sharing  Benefit"  means the benefit  payable under
Article V of the Plan.


                                   ARTICLE III

                                   ELIGIBILITY

3.01     PARTICIPATION

Any Employee shall become a Participant in the Plan provided:


(a) he has satisfied the eligibility requirements for participation under the Pension Plan or the Profit Sharing Plan;

(b) he is a higlily compensated employee within the meaning of Section 414(q)(1)(B) of the Code; and

(c) (1) his pension benefit under the Pension Plan is in excess of the limits of Section 415(b) or 415(e) of the Code or is otherwise reduced due to the limitations of Section 401(a)(17) of the Code, or

     (2) the  Employer  matching  contribution  on his behalf is  restricted  by
     Section 401(a)(17) of the Code.


                                   ARTICLE IV

                       SUPPLEMENTAL PENSION PLAN BENEFITS

4.01     AMOUNT OF SUPPLEMENTAL PENSION PLAN BENEFITS

A  Participant  shall be  entitled  to a benefit  under the  provisions  of this
Article if his benefit determined under the provisions of the Pension Plan is less than such benefit would have been if (a) the definition of compensation under the Pension Plan included compensation in excess of the limit of Section 401(a)(17) of the Code and/or (b) the limits under Section 415 of the Code did not apply.

If a Participant's benefit from the Pension Plan is reduced as a result of either or both of the conditions described in the preceding paragraph, the benefit to which the Participant shall be entitled under the Plan shall be determined as follows:

     (i) The benefit actually payable to the Participant at his actual retirement date under the terms of the Pension Plan shall be calculated.

     (ii) The benefit which would have been payable under the terms of the Pension Plan if the definition of compensation under the Pension Plan included compensation in excess of Section 401(a)(17) of the Code and if the ijinits under Section 415 of the Code did not apply shall be calculated.

     (iii) The  result of step (i) shall be  subtracted  from the result of step
     (ii), and the difference, if any, shall be the benefit payable to the Participant.

4.02     DISTRIBUTIONS OF SUPPLEMENTAL PENSION PLAN BENEFIT

All payments of benefits to Participants and/or their designated beneficiaries under this Article IV shall be made in the same form the Participant elects under the Pension Plan.

4.03     COMMENCEMENT OF PAYMENT OF SUPPLEMENTAL PENSION PLAN BENEFIT

Benefits shall commence under this Article to a Participant as of the same date that benefits commence to the Participant under the Pension Plan; provided, however, that, in the case of a Participant required to commence benefit payments under the Pension Plan pursuant to Section 401(a)(9) of the Code, benefits shall not commence under this Article until the Participant actually retires.

Any reductions for the commencement of benefits prior to the Participant's normal retirement age under the Pension Plan shall also apply to the payment of benefits under this Article.

4.04     DEATH BENEFIT

Upon the death of a Participant any accrued Supplemental Pension Plan Benefit shall be applied to provide such Participant's surviving spouse or beneficiary with a supplemental pre-retirement death benefit under the same terms and in the same manner as provided by the applicable death benefit provisions of the Pension Plan.


                                    ARTICLE V

                    SUPPLEMENTAL PROFIT SHARING PLAN BENEFITS

5.01     SUPPLEMENTAL PROFIT SHARING PLAN CONTRIBUTIONS

(a) If Employer matching contributions under the Profit Sharing Plan are limited by the Profit Sharing Plan Restrictions, the Employer shall credit to a Supplemental Employer Contribution Account established for such Participant an amount equal to the Employer matching contribu(ion which would have been made pursuant to the Profit Sharing Plan in the absence of the Profit Sharing Plan Restrictions.

If a Participant makes tax deferred contributions under the Profit Sharing Plan that are limited to the dollar limit of Section 402(g) of the Code, the 50% and 100% matching contribution under this Plan will be determined in the same manner as for Section 4.06 of the Profit Sharing Plan, but assuming that the Participant's Compensation for this purpose is the lesser of

     (i) "Compensation" as defined for purposes of Section 2.11 of the Profit Sharing Plan, but without regard to the limit of Section 401(a)(17) of the Code, and

     (ii) The dollar limit of Section 402(g) of the Code for the year multiplied by 25.

The Participant's Supplemental Employer Contribution Account shall be adjusted at the end of each calendar quarter to reflect a rate of return determined as if such accounts were invested at the rate of interest in effect on the first day of the calendar year for one year certificates of deposit of The Washington Trust Company or such other rate as may be adopted from time to time by the Board in its sole discretion.

5.02     DISTRIBUTIONS OF SUPPLEMENTAL PROFIT SHARING PLAN BENEFITS

All payments of benefits to Participants and/or their designated beneficiaries under this Article V shall be made in a lump sum.

5.03     COMMENCEMENT OF PAYMENT OF SUPPLEMENTAL PROFIT SHARING PLAN BENEFITS

Benefits shall commence under this Article to a Participant as of the same date that benefits commence to a Participant under the Profit Sharing Plan; provided, however, that, in the case of a Participant required to commence benefit payments under the Profit Sharing Plan pursuant to Section 401(a)(9) of the Code, benefits shall not commence under this Article until the Participant actually retires.

5.04     DEATH BENEFIT

Upon a Participant's death, any amounts set aside in his Supplemental Employer Contribution Account shall be distributed to his beneficiary or beneficiaries designated under the Profit Sharing Plan.


                                   ARTICLE VI

                                     VESTING

6.01     VESTING

A Participant shall be vested in his Supplemental Pension Plan Benefit, if any, in accordance with the vesting provisions of the Pension Plan. A Participant shall be fully vested at all times in his Supplemental Profit Sharing Plan Benefit.


                                   ARTICLE VII

                                     FUNDING

7.01     FUNDING

The Employer shall be under no obligation to establish a fund or reserve in order to pay the benefits under the Plan. The Employer shall be required to make payments only as benefits become due and payable. No person shall have any right, other than the right of an unsecured general creditor, against the Employer with respect to the benefits payable hereunder, or which may be payable hereunder, to any Participant, surviving spouse or beneficiary hereunder. Notwithstanding the foregoing, in order to pay benefits under this Plan the Employer may establish a grantor trust (hereinafter the "Trust"), within the meaning of Section 671 of the Code as may be amended from time to time. The assets in such Trust shall at all times be subject to the claims of the general creditors of the Employer, and neither the Plan nor any Participant, surviving spouse or beneficiary shall have any preferred claim or right, or any beneficial ownership interest in any such assets of the Trust prior to the time such assets are paid to a Participant as a Supplemental Pension Benefit or as a Supplemental Profit Sharing Plan Benefit, and all rights credited under this Plan and said Trust shall be mere unsecured contracmal rights of a Participant against the Employer.

                                  ARTICLE VIII

                                 ADMINISTRATION

8.01     DUTIES OF THE PLAN ADMINISTRATOR

The Plan shall be administered by the Plan Administrator in accordance with its terms and purposes. The Plan Administrator shall determine the amount and manner of payment of the benefits due to or on behalf of each Participant from the Plan and shall cause them to be paid by the Employer accordingly.

8.02     FINALITY OF DECISIONS

The Plan Administrator is expressly granted, without intending any limitation, the discretion to construe the terms of the Plan and to determine eligibility for benefits hereunder. The decisions made by and the actions taken by the Plan Administrator in the administration of the Plan shall be final and conclusive on all persons, and neither the Plan Administrator nor the Employer shall be subject to individual liability with respect to the Plan.


                                   ARTICLE IX

                                  MISCELLANEOUS

9.01     NON-GUARANTEE OF EMPLOYMENT

Nothing contained in this Plan shall be construed as a contract of employment between the Employer and any Participant, or as a right of any such Participant to be continued in the employment of the Employer, or as a limitation on the right of the Employer to deal with any Participant, as to their hiring, discharge, layoff, compensation, and all other conditions of employment in all respects as though this Plan did not exist.

9.02     RIGHTS UNDER PLAN

Nothing in this Plan shall be construed to limit, broaden, restrict, or grant any right to a Participant, surviving spouse or any beneficiary thereof under the Pension Plan or Profit Sharing Plan ("Qualified Plans"), nor to grant any additional rights to any such person under the Qualified Plans, nor in any way to limlt, modify, repeal or otherwise affect the Employer's right to amend or modify the Qualified Plans.

9.03     AMENDMENTS/TERMINATION

The Employer reserves the right to make from time to time amendments to or terminate this Plan by vote duly adopted by the Board of Directors, provided that no such amendment or termination shall reduce any benefits earned under the terms of this Plan prior to the date of termination or amendment.

9.04     NONASSIGNABILITY

The benefits payable under this Plan shall not be subject to alienation, assignment ,garnishment, execution or levy of any kind and any attempt to cause any benefits to be so subjected shall not be recognized, except to the extent required by applicable law.

9.05     ENTIRE AGREEMENT; SUCCESSORS

This Plan, including any subsequently adopted amendments, shall constitute the entire agreement or contract between the Employer and any Participant regarding the Plan. There are no covenants, promises, agreements, conditions or understandings, either oral or written, between the Employer and any Participant relating to the subject matter hereof, other than those set forth in this Plan. This Plan and any amendment shall be binding on the parties hereto and their respective heirs, adminlstrators, trustees, successors and assigns, and on all designated beneficiaries of the Participant.

9.06     SUCCESSOR EMPLOYER

In the event of the dissolution, merger, consolidation or reorganization of the Employer, provision may be made by which a successor to all or a major portion of the Employer's property or business shall continue this Plan, and the successor shall have all of the powers, duties and responsibilities of the Employer under this Plan.

9.07     GOVERNING LAW

This Plan shall be construed and enforced in accordance with, and governed by, the laws of the State of Rhode Island.


IN WITNESS WHEREOF, The Washington Trust Company has~~used this instrument to be executed in its name and on its behalf this 15th day of December, 1994.

                                            The Washington Trust Company

                                            By: Joseph J. Kirby, President


Attest:
Vernon F. Bliven, SVP

      (Seal)